Exhibit 10.1

AMENDMENT NO. 2 TO THE MANAGEMENT AGREEMENT

This AMENDMENT NO. 2 dated January 29, 2019 to the MANAGEMENT AGREEMENT made as of November 6, 1998, as amended April 1, 2014 (the “Management Agreement”), by and among CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF”), MANAGED FUTURES PREMIER GRAHAM L.P., a Delaware limited partnership (the “Partnership”) and GRAHAM CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Advisor”, and together with CMF and the Partnership, the “Parties”).

W I T N E S S E T H:

WHEREAS, CMF allocates, from time to time, a certain amount of the assets of the Partnership to the Advisor to trade pursuant to the Management Agreement; and

WHEREAS, the Parties wish to amend the Management Agreement to reflect (i) a reduction in the management fee paid under Section 6(a)(i) and (ii) a reduction in the incentive fee and change in the frequency of the payment of the incentive fee under Section 6(a)(ii).

NOW, THEREFORE, the parties agree as follows:

1.    The monthly management fee rate referred to in clause (a)(i) of the Section entitled “Fees” in the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.35% (a 1.35% annual rate).

2.    The language in Section 6(a)(ii) is hereby deleted in its entirety and replaced with the following:

The annual incentive fee equal to 18% of the “Trading Profits” (as defined in Section 6(d)) experienced by the Partnership as of the end of each such period.

3.    This Amendment No. 2 shall take effect as of the 1st day of February, 2019.

4.    This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

5.    This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the date first written above.

MANAGED FUTURES PREMIER GRAHAM L.P.

By:	Ceres Managed Futures LLC (General Partner)

By	/s/ Patrick T. Egan

Patrick T. Egan
President & Director

CERES MANAGED FUTURES LLC

By	/s/ Patrick T. Egan

Patrick T. Egan
President & Director

GRAHAM CAPITAL MANAGEMENT, L.P.

By	/s/ Paul Sedlack

Paul Sedlack
COO